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                                                                    EXHIBIT 99.1


                                                            OMB Number 3235-0569
                                                       Expires: January 31, 2003
Exhibit A
(Corrected)

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, John J. Nugent, Principal Executive Officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of BJ's Wholesale Club, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K of BJ's Wholesale Club, Inc. for the fiscal year ended February 2, 2002 as filed with the Commission on April 18, 2002;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of BJ's Wholesale Club, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


/s/ John J. Nugent
------------------------------                   Subscribed and sworn to
John J. Nugent                                   before me this 12th day of
August 12, 2002                                  August, 2002.


                                                 /s/ Laurie E. Riley
                                                 ------------------------------
                                                 Notary Public

                                                 My Commission Expires:



                                                 LAURIE E. RILEY, Notary Public
                                                 My Commission Expires
                                                 December 8, 2006